UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01

Regulation FD Disclosure

On February 20, 2015 Blue Water Global Group, Inc. (“Blue Water”) concluded a coordinated bridge financing involving three investors that netted Blue Water $233,000 in bridge financing.  Blue Water intends to use the proceeds for general working capital and to redeem outstanding convertible promissory notes.

The terms of this financing agreed upon with each individual investor is described in the below items.

Blue Water intends to redeem each of the following notes in full with cash prior to any of them being converted into shares of Blue Water’s common stock.

Item 1.01

Entry into a Material Definitive Agreement

Blue Citi, LLC Financing

On February 9, 2015 (“Closing Date”), Blue Water Global Group, Inc. (“Blue Water”) completed the sale of a Convertible Promissory Note (“Blue Citi Note”) in the principal amount $108,000 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between Blue Citi, LLC (“Blue Citi”), a New York limited liability company, and Blue Water (“Blue Citi Agreement”).  The Blue Citi Note matures on February 9, 2016 (“Maturity Date”).

The Blue Citi Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 120% of the outstanding principal and accrued within 90 days after the Closing Date, 130% 91 to 120 days after the Closing Date, and 140% 121 to 180 days after the Closing Date.

At any time after 180 days after the date the Blue Citi Note is issued, the Blue Citi Note is convertible into Blue Water’s common stock, at Blue Citi’s option, at the lesser of (a) 60% of the lowest trade occurring during the twenty (20) consecutive trading day immediately preceding the applicable conversion date or (b) 60% of the lowest trade occurring during the twenty (20) consecutive trading days immediately preceding the Closing Date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Blue Citi is an accredited investor, Blue Citi had access to information about Blue Water and its investment, Blue Citi took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Blue Citi Agreement and the Blue Citi Note are qualified in their entirety by reference to such Blue Citi Agreement and Blue Citi Note, which are filed as Exhibits 10.25 and 4.32, respectively, hereto and are incorporated herein by reference.

Convertible Note to KBM Worldwide, Inc.

On February 17, 2014 (“Closing Date”), Blue Water Global Group, Inc. (“Blue Water”) completed the sale of a Convertible Promissory Note (“KBM Note”) in the principal amount $79,000 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between KBM Worldwide, Inc. (“KBM”), a New York corporation, and Blue Water (“KBM Agreement”).  The KBM Note matures on November 17, 2015 (“Maturity Date”).

The KBM Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 115% of the outstanding principal and accrued interest increasing by 5% 30 days after the Closing Date, 5% 60 days after the Closing Date, 5% 90 days after the Closing Date and 5% 120 days after the Closing date until the Maturity Date.

At any time after 180 days after the date the KBM Note is issued, the KBM Note is convertible into Blue Water’s common stock, at KBM’s option, at a 42% discount to the market price, which is defined as 58% of the average of the lowest three (3) closing bid prices for the Blue Water’s common stock during the ten (10) trading days prior to the conversion date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

KBM has agreed to restrict its ability to convert the KBM Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.  The KBM Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The KBM Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, KBM is an accredited investor, KBM had access to information about Blue Water and its investment, KBM took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the KBM Agreement and the KBM Note are qualified in their entirety by reference to such KBM Agreement and KBM Note, which are filed as Exhibits 10.26 and 4.33, respectively, hereto and are incorporated herein by reference.

Convertible Note to JDF Capital, Inc.

On February 20, 2014 (“Closing Date”), Blue Water Global Group, Inc. (“Blue Water”) completed the sale of a Convertible Promissory Note (“JDF Note”) in the principal amount $116,000 pursuant to the terms of a Securities Purchase Agreement between JDF Capital, Inc. (“JDF”), a New York corporation, and Blue Water (“JDF Agreement”).  The JDF Note matures on February 20, 2016 (“Maturity Date”).

A key feature of the JDF Note is that should Blue Water, at its sole discretion, repay all consideration received pursuant to the Note within 90 days of the Effective Date, there will be zero percent interest charged under the JDF Note.  Otherwise, there will be a one-time interest charge of 12% for all consideration received by Blue Water pursuant to the JDF Note.

The JDF Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 115% of the outstanding principal and accrued interest increasing by 5% 30 days after the Closing Date, 5% 60 days after the Closing Date, 5% 90 days after the Closing Date and 5% 120 days after the Closing date until the Maturity Date.

At any time after 180 days after the date the JDF Note is issued, the JDF Note is convertible into Blue Water’s common stock, at JDF’s option, at the lesser of (a) 60% of the lowest trade occurring during the twenty (20) consecutive trading day immediately preceding the applicable conversion date or (b) 60% of the lowest trade occurring during the twenty (20) consecutive trading days immediately preceding the Closing Date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

JDF has agreed to restrict its ability to convert the JDF Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.9% of the then issued and outstanding shares of common stock.  The JDF Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The JDF Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, JDF is an accredited investor, JDF had access to information about Blue Water and its investment, JDF took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the JDF Agreement and the JDF Note are qualified in their entirety by reference to such KBM Agreement and KBM Note, which are filed as Exhibits 10.27 and 4.34, respectively, hereto and are incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4.32

Convertible Promissory Note between Blue Water Global Group, Inc. and Blue Citi, LLC dated February 9, 2015

4.33

Convertible Promissory Note between Blue Water Global Group, Inc. and KBM Worldwide, Inc. dated February 17, 2015

4.34

Convertible Promissory Note between Blue Water Global Group, Inc. and JDF Capital, Inc. dated February 20, 2015

10.25

Securities Purchase Agreement between Blue Water Global Group, Inc. and Blue Citi, LLC dated February 9, 2015

10.26

Securities Purchase Agreement between Blue Water Global Group, Inc. and KBM Worldwide, Inc. dated February 17, 2015

10.27

Securities Purchase Agreement between Blue Water Global Group, Inc. and JDF Capital, Inc. dated February 20, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: February 23, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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